UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 27, 2004

     MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of October 1, 2004, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2004-BC3)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-112231-27             13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Mortgage Lending, Inc., as Seller, Litton Loan Servicing, LP, as servicer, and JPMorgan Chase Bank, as trustee.

     On December 27, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2004-BC3
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A., not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: January 3, 2005      By: /s/  Andrew Cooper
                          --------------------------------------------
                          Andrew Cooper
                          Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004




         Specialty Underwriting and Residential Finance Trust, Series 2004-BC3
                            Statement to Certificate Holders
                                   December 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A      238,737,000.00    235,408,819.70     3,720,186.63      512,804.26   4,232,990.89   0.00        0.00      231,688,633.07
A1B       59,684,000.00     58,851,958.41       930,042.76      130,227.41   1,060,270.17   0.00        0.00       57,921,915.65
A2A      144,512,000.00    138,883,562.28     5,611,552.17      278,621.83   5,890,174.00   0.00        0.00      133,272,010.11
A2B       66,776,000.00     66,776,000.00             0.00      143,162.12     143,162.12   0.00        0.00       66,776,000.00
A2C       37,591,000.00     37,591,000.00             0.00       86,741.52      86,741.52   0.00        0.00       37,591,000.00
M1        40,625,000.00     40,625,000.00             0.00       97,939.93      97,939.93   0.00        0.00       40,625,000.00
M2        30,875,000.00     30,875,000.00             0.00       87,194.52      87,194.52   0.00        0.00       30,875,000.00
M3         8,775,000.00      8,775,000.00             0.00       26,292.67      26,292.67   0.00        0.00        8,775,000.00
B1        12,675,000.00     12,675,000.00             0.00       42,889.29      42,889.29   0.00        0.00       12,675,000.00
B2         6,500,000.00      6,500,000.00             0.00       30,389.36      30,389.36   0.00        0.00        6,500,000.00
B3         3,250,000.00      3,250,000.00             0.00       16,593.82      16,593.82   0.00        0.00        3,250,000.00
R                100.00              0.00             0.00            0.00           0.00   0.00        0.00                0.00
C                  0.00              0.00             0.00            0.00           0.00   0.00        0.00                0.00
P                  0.00              0.00             0.00      184,466.67     184,466.67   0.00        0.00                0.00
TOTALS   650,000,100.00    640,211,340.39    10,261,781.56    1,637,323.40  11,899,104.96   0.00        0.00      629,949,558.83
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1A     84751PCT4      986.05921872      15.58278202     2.14798820   17.73077022          970.47643671       A1A       2.530000 %
A1B     84751PCU1      986.05921872      15.58278199     2.18194843   17.76473041          970.47643673       A1B       2.570000 %
A2A     84751PCV9      961.05210834      38.83104635     1.92801864   40.75906499          922.22106199       A2A       2.330000 %
A2B     84751PCW7    1,000.00000000       0.00000000     2.14391578    2.14391578        1,000.00000000       A2B       2.490000 %
A2C     84751PCX5    1,000.00000000       0.00000000     2.30750765    2.30750765        1,000.00000000       A2C       2.680000 %
M1      84751PCY3    1,000.00000000       0.00000000     2.41082905    2.41082905        1,000.00000000       M1        2.800000 %
M2      84751PCZ0    1,000.00000000       0.00000000     2.82411401    2.82411401        1,000.00000000       M2        3.280000 %
M3      84751PDA4    1,000.00000000       0.00000000     2.99631567    2.99631567        1,000.00000000       M3        3.480000 %
B1      84751PDB2    1,000.00000000       0.00000000     3.38377041    3.38377041        1,000.00000000       B1        3.930000 %
B2      84751PDC0    1,000.00000000       0.00000000     4.67528615    4.67528615        1,000.00000000       B2        5.430000 %
B3      84751PDD8    1,000.00000000       0.00000000     5.10579077    5.10579077        1,000.00000000       B3        5.930000 %
R       84751PDX4        0.00000000       0.00000000     0.00000000    0.00000000            0.00000000       R         2.530000 %
TOTALS                 984.94037215      15.78735382     2.51895869   18.30631251          969.15301833
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930


Section 4.05(a)(i)         Group 1 Scheduled Principal                                                   263,269.98
Section 4.05(a)(i)         Group 2 Scheduled Principal                                                   227,501.20

                           Principal Prepayments Group 1                                               3,514,362.32
                           Principal Prepayments Group 2                                               4,331,065.48

                           Group 1 Repurchased Principal                                                       0.00
                           Group 2 Repurchased Principal                                                       0.00
                           Extra Principal Distribution Amount                                         1,925,582.58

                           Prepayment Penalties                                                          184,466.67

Section 4.05(a)(v)         Total Beginning Number of Loans                                                    4,383
                           Total Beginning Collateral Balance                                        642,372,481.28
                           Total Ending Number of Loans                                                       4,331
                           Total Ending Collateral Balance                                           634,036,282.30

Section 4.05(a)(v)         Group 1 Beginning Number of Loans                                                  2,531
                           Group 1 Beginning Collateral Balance                                      351,178,213.39
                           Group 1 Ending Number of Loans                                                     2,503
                           Group 1 Ending Collateral Balance                                         347,400,581.09

Section 4.05(a)(v)         Group 2 Beginning Number of Loans                                                  1,852
                           Group 2 Beginning Collateral Balance                                      291,194,267.89
                           Group 2 Ending Number of Loans                                                     1,828
                           Group 2 Ending Collateral Balance                                         286,635,701.21

Section 4.05(a)            O/C Amount                                                                  4,086,723.47
                           Targeted O/C Amount                                                        16,575,061.00
                           O/C Deficiency Amount                                                      12,488,337.53
                           O/C Release Amount                                                                  0.00
                           Monthly Excess Interest                                                     1,925,582.58
                           Monthly Excess Cash Flow Amount                                             1,925,582.58

Section 4.05(a)(vi)        Servicing Fee                                                                 267,535.65

Section 4.05(a)(viii)      Current Advances                                                                    0.00

Section 4.05(a)(ix)        Cumulative Realized Loss Amount                                                     0.00

                           Cumulative Class M1 Applied Realized Loss Amount                                    0.00
                           Cumulative Class M2 Applied Realized Loss Amount                                    0.00
                           Cumulative Class M3 Applied Realized Loss Amount                                    0.00
                           Cumulative Class B1 Applied Realized Loss Amount                                    0.00
                           Cumulative Class B2 Applied Realized Loss Amount                                    0.00
                           Cumulative Class B3 Applied Realized Loss Amount                                    0.00

Section 4.05(a)(x)         Current Realized Loss Amount                                                        0.00
                           Current Class M1 Applied Realized Loss Amount                                       0.00
                           Current Class M2 Applied Realized Loss Amount                                       0.00
                           Current Class M3 Applied Realized Loss Amount                                       0.00
                           Current Class B1 Applied Realized Loss Amount                                       0.00
                           Current Class B2 Applied Realized Loss Amount                                       0.00
                           Current Class B3 Applied Realized Loss Amount                                       0.00

Section 4.05(a)(xi)                              Loans Delinquent
                             Group 1
                                                                       Principal
                            Category              Number                Balance               Percentage
                            1 Month                        47             5,343,392.35                  1.54 %
                            2 Month                        19             2,505,972.99                  0.72 %
                            3 Month                         8               995,129.93                  0.29 %
                            Total                      74                 8,844,495.27                  2.55 %
                             Group 2
                                                                       Principal
                            Category              Number                Balance               Percentage
                            1 Month                        25             3,582,193.35                  1.25 %
                            2 Month                        15             2,089,244.65                  0.73 %
                            3 Month                         3               170,122.15                  0.06 %
                             Total                         43             5,841,560.15                  2.04 %

                            Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                              Loans in Foreclosure
                             Group 1
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %
                             Group 2
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %

Section 4.05(a)(xi)                              Loans in Bankruptcy
                             Group 1
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %
                             Group 2
                                                  Principal
                             Number               Balance                Percentage
                                       1               54,690.80                  0.02 %

Section 4.05(a)(xiii)                            Loans in REO
                             Group 1
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %
                             Group 2
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %

Section 4.05(a)(xv)        Has the Step Down Trigger Occurred?                                                                 NO

Section 4.05(a)(xv)        Has the Class A1 Trigger Event Occurred ?                                                           NO

                           Rolling 3 Month Prior Delinquency Percentage Entire Deal                                           N/A

                           Group 1 Rolling 3 Month Prior Delinquency Percentage                                               N/A

                           Cumulative Realized Losses as a Percentage of Original Collateral Balance                     0.0000 %


Section 4.05(a)(xvi)       Class A1A Interest Carryforward Amount                                                            0.00
                           Class A1B Interest Carryforward Amount                                                            0.00
                           Class A2A Interest Carryforward Amount                                                            0.00
                           Class A2B Interest Carryforward Amount                                                            0.00
                           Class A2C Interest Carryforward Amount                                                            0.00
                           Class M1 Interest Carryforward Amount                                                             0.00
                           Class M2 Interest Carryforward Amount                                                             0.00
                           Class M3 Interest Carryforward Amount                                                             0.00
                           Class B1 Interest Carryforward Amount                                                             0.00
                           Class B2 Interest Carryforward Amount                                                             0.00
                           Class B3 Interest Carryforward Amount                                                             0.00
                           Class R Interest Carryforward Amount                                                              0.00

Section 4.05(a)(xvii)      Class A1A Interest Carryover Amount Paid                                                          0.00
                           Class A1B Interest Carryover Amount Paid                                                          0.00
                           Class A2A Interest Carryover Amount Paid                                                          0.00
                           Class A2B Interest Carryover Amount Paid                                                          0.00
                           Class A2C Interest Carryover Amount Paid                                                          0.00
                           Class M1 Interest Carryover Amount Paid                                                           0.00
                           Class M2 Interest Carryover Amount Paid                                                           0.00
                           Class M3 Interest Carryover Amount Paid                                                           0.00
                           Class B1 Interest Carryover Amount Paid                                                           0.00
                           Class B2 Interest Carryover Amount Paid                                                           0.00
                           Class B3 Interest Carryover Amount Paid                                                           0.00
                           Class R Interest Carryover Amount Paid                                                            0.00

Section 4.05(a)            Weighted Average Mortgage Rate for All Loans                                                  6.8113 %

                           Weighted Average Term to Maturity Group 1                                                          347
                           Weighted Average Term to Maturity Group 2                                                          340

Section 4.05(a)            Total Class Interest Accrual Relief Act Reduction                                               170.03
                           Class A1A Interest Accrual Relief Act Reduction                                                  60.01
                           Class A1B Interest Accrual Relief Act Reduction                                                  15.24
                           Class A2A Interest Accrual Relief Act Reduction                                                  32.61
                           Class A2B Interest Accrual Relief Act Reduction                                                  16.75
                           Class A2C Interest Accrual Relief Act Reduction                                                  10.15
                           Class M1 Interest Accrual Relief Act Reduction                                                   11.46
                           Class M2 Interest Accrual Relief Act Reduction                                                   10.20
                           Class M3 Interest Accrual Relief Act Reduction                                                    3.08
                           Class B1 Interest Accrual Relief Act Reduction                                                    5.02
                           Class B2 Interest Accrual Relief Act Reduction                                                    3.56
                           Class B3 Interest Accrual Relief Act Reduction                                                    1.94
                           Class R Interest Accrual Relief Act Reduction                                                     0.00

Section 4.05(a)            Net Prepayment Interest Shortfalls                                                                0.00
                           Class A1A Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                           Class A1B Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                           Class A2A Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                           Class A2B Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                           Class A2C Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                           Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                           Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                           Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                           Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                           Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                           Class B3 Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                           Class R Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00

                           Beginning Class A-1 Cap Contract Notional Balance                                       292,452,284.70
                           Current Period Class A-1  Cap Contract Amount                                                     0.00
                           Class A-1 Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                       0.00
                           Class A-1 Cap Contract Amount Paid to C Class                                                     0.00

                           Beginning Class A-2 Cap Contract Notional Balance                                       244,164,946.10
                           Current Period Class A-2  Cap Contract Amount                                                     0.00
                           Class A-2 Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                       0.00
                           Class A-2 Cap Contract Amount Paid to C Class                                                     0.00

                           Beginning Subordinated Certificate Cap Contract Notional Balance                         99,847,222.22
                           Current Period Subordinated Certificate Cap Contract Amount                                       0.00
                           Subordinated Certificate Cap Contract Amount Paid as Adjustable Rate Certificate Carryover        0.00
                           Subordinated Certificate Cap Contract Amount Paid to C Class                                      0.00

Section 4.05(a)            Class A1A Interest Carryover Amount                                                               0.00
                           Class A1A Unpaid Interest Carryover Amount                                                        0.00

Section 4.05(a)            Class A1B Interest Carryover Amount                                                               0.00
                           Class A1B Unpaid Interest Carryover Amount                                                        0.00

Section 4.05(a)            Class A2A Interest Carryover Amount                                                               0.00
                           Class A2A Unpaid Interest Carryover Amount                                                        0.00

Section 4.05(a)            Class A2B Interest Carryover Amount                                                               0.00
                           Class A2B Unpaid Interest Carryover Amount                                                        0.00

Section 4.05(a)            Class A2C Interest Carryover Amount                                                               0.00
                           Class A2C Unpaid Interest Carryover Amount                                                        0.00
                           Class M1 Interest Carryover Amount                                                                0.00
                           Class M1 Unpaid Interest Carryover Amount                                                         0.00

                           Class M2 Interest Carryover Amount                                                                0.00
                           Class M2 Unpaid Interest Carryover Amount                                                         0.00

                           Class M3 Interest Carryover Amount                                                                0.00
                           Class M3 Unpaid Interest Carryover Amount                                                         0.00

                           Class B1 Interest Carryover Amount                                                                0.00
                           Class B1 Unpaid Interest Carryover Amount                                                         0.00

                           Class B2 Interest Carryover Amount                                                                0.00
                           Class B2 Unpaid Interest Carryover Amount                                                         0.00

                           Class B3 Interest Carryover Amount                                                                0.00
                           Class B3 Unpaid Interest Carryover Amount                                                         0.00

                           Class R Interest Carryover Amount                                                                 0.00
                           Class R Unpaid Interest Carryover Amount                                                          0.00

Section 4.05(a)            Available Funds                                                                        11,714,638.29
                           Interest Remittance Amount                                                              3,378,439.31
                           Principal Remittance Amount                                                             8,336,198.98

Sec 4.06(ii) Class C Distributable Amount                                                                                0.00

Interest Earnings on Certificate Account Paid to Seller                                                              2,399.27


                Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.